Supplement to the
Fidelity® Limited Term Government Fund
January 28, 2017
Prospectus

William Irving no longer serves as co-manager of the fund.

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Franco Castagliuolo (co-manager) has managed the fund since December 2009.

Sean Corcoran (co-manager) has managed the fund since December 2017.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Franco Castagliuolo is co-manager of the fund, which he has managed since December 2009. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Castagliuolo has worked as a research associate and portfolio manager.

Sean Corcoran is co-manager of the fund, which he has managed since December 2017. He also manages other funds. Since joining Fidelity Investments in 2001, Mr. Corcoran has worked as a research analyst and portfolio manager.

ISG-17-01 1.9887023.100	December 8, 2017